EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SMSA Gainesville Acquisition Corp. on Form 10-K/A for the year ended December 31, 2013, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, we, James York and Chuck Talley, Chief Executive Officer and Chief Financial Officer, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SMSA Gainesville Acquisition Corp.

Dated: September 10, 2014	By:	/s/ James York
	Name:	James York
	Title:	President and Chief Executive Officer

Dated: September 10, 2014	By:	/s/ Chuck Talley
	Name:	Chuck Talley
	Title:	Chief Financial Officer